UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 8, 2022
Luxfer Holdings PLC
(Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8989 North Port Washington Road, Suite 211,
Milwaukee, WI, 53217
(Address and Zip Code of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: +1 414-269-2419

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value £0.50 each	LXFR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

As previously announced on August 3, 2021, David Landless did not seek re-election at the 2022 Annual General Meeting of Shareholders (the “AGM”) of Luxfer Holdings PLC (the “Company”) in accordance with the Company’s Corporate Governance Guidelines, which advises retirement of Directors after nine years of service. As such, effective as of the conclusion of the AGM, David Landless retired from the Company’s Board of Directors (the “Board”). Mr. Landless’ departure was not due to any disagreement with the Company.

Adoption and Shareholder Approval of the Luxfer Holdings PLC Long-Term Umbrella Incentive Plan and Non-Executive Directors Equity Incentive Plan, as amended and restated on June 8, 2022

On June 8, 2022, at the AGM, the Company’s shareholders approved the Luxfer Holdings PLC Long-Term Umbrella Incentive Plan, as amended and restated on June 8, 2022 (the “LTIP”) and the Luxfer Holdings PLC Non-Executive Directors Equity Incentive Plan, as amended and restated on June 8, 2022 (the “EIP”) (together, the “Plans”). Subject to shareholder approval at the AGM, the Board adopted the Plans on March 2, 2022. Among other things, the Plans were amended and restated to (i) extend the term through June 8, 2032; (ii) provide separate, fixed pools of ordinary shares available for grant under both Plans; and (iii) update certain provisions to reflect changes in law and best practices.

As amended, the LTIP provides that, subject to adjustment upon certain events, up to 1,400,000 of the Company’s ordinary shares may be issued under the LTIP on or after June 8, 2022. The LTIP authorizes the grant of options, stock appreciation rights, restricted stock awards, restricted stock units, other stock based awards, cash incentive awards, dividends and dividend equivalents, and performance-based awards to the Company’s employees, including its Named Executive Officers. As the amount and timing of awards granted pursuant to the LTIP are determined in the discretion of the Remuneration Committee, the Company cannot currently determine the benefits, if any, to be paid under the LTIP to eligible employees, including the Company’s Named Executive Officers.

As amended, the EIP provides that, subject to adjustment upon certain events, up to 150,000 of the Company’s ordinary shares may be issued under the EIP on or after June 8, 2022. The EIP authorizes the grant of options, restricted stock awards, restricted stock units, dividends, and dividend equivalents to the Company’s Non-Executive Directors. Other than the non-discretionary grants described in the EIP, the amount and timing of awards granted pursuant to the EIP are subject to the discretion of the Committee (as defined in the EIP). Therefore, the benefits, if any, to be paid under the EIP to any Non-Executive Director eligible to receive such awards is not determinable at this time.

Further descriptions of the Plans are set forth in the Company’s definitive proxy statement (File No. 001-35370) filed with the U.S. Securities and Exchange Commission on April 27, 2022 (the “Proxy Statement”) under “Resolution 11: Long-Term Umbrella Incentive Plan” and “Resolution 12: Non-Executive Directors Equity Incentive Plan” on pages 18-25 and 26-30 of the Proxy Statement, respectively. Descriptions of the Plans contained in the Proxy Statement and the foregoing summary of terms are qualified in their entirety by reference to the full text of the Plans, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2022 AGM on Wednesday, June 8, 2022 in Manchester, England. There were 28,238,101 ordinary shares issued and outstanding at the close of business on April 14, 2022, the voting record date, which were entitled to receive notice of, and vote at, the AGM. Holders of 26,003,888 ordinary shares (92.09%) were represented in person or by proxy at the AGM, constituting a quorum.

At the AGM, the Company’s shareholders voted on fourteen resolutions, each of which is described in detail in the Proxy Statement. The number of votes cast for or against, and the number of abstentions and any non-votes, with respect to each resolution are set forth below. The results detailed below represent final voting results.

Resolutions 1-5: Election of Directors

The nominees listed below were elected to serve as Directors of the Company for a one-year term, expiring on the completion of the 2023 Annual General Meeting of Shareholders.

Nominee	Votes For	Votes Against	Abstentions	Non Votes
Andy Butcher	24,445,137	10,560	1,863	1,546,328
Patrick Mullen	24,326,221	129,478	1,861	1,546,328
Clive Snowdon	20,414,990	4,040,741	1,829	1,546,328
Richard Hipple	23,146,731	1,309,424	1,405	1,546,328
Lisa Trimberger	23,901,824	551,756	3,980	1,546,328

Resolution 6: Approval, by non-binding advisory vote, of the Directors’ Remuneration Report for the year ended December 31, 2021

The Company’s shareholders approved, on a non-binding advisory basis, the Directors' Remuneration Report for the year ended December 31, 2021.

Votes For	Votes Against	Abstentions	Non Votes
23,442,783	1,007,807	6,970	1,546,328

Resolution 7: Approval, by non-binding advisory vote, of the compensation of the Company’s Named Executive Officers

The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company's Named Executive Officers as detailed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Non Votes
23,175,982	1,273,459	8,119	1,546,328

Resolution 8: Frequency of “Say-On-Pay” votes

On a non-binding advisory basis, the Company’s shareholders voted to hold a “Say-On-Pay” vote on the compensation of the Company’s Named Executive Officers every 1 year, consistent with the recommendation of the Board.

Votes for Every 1 Year	Votes for Every 2 Years	Votes for Every 3 Years	Abstentions	Non Votes
24,367,867	7,669	75,859	6,165	1,546,328

In light of the results of this vote and other factors, on June 8, 2022, the Board resolved that it would hold an advisory vote on the compensation of its Named Executive Officers every 1 year until the Board holds the next shareholder advisory vote on the frequency of “Say-On-Pay” votes, which shall be no later than the Company’s 2023 Annual General Meeting of Shareholders.

Resolution 9: Ratification of the re-appointment of PricewaterhouseCoopers LLP as the independent auditor of the Company until conclusion of the 2023 Annual General Meeting

The Company’s shareholders ratified the re-appointment of PricewaterhouseCoopers LLP as the independent auditor of the Company until the conclusion of the 2023 Annual General Meeting.

Votes For	Votes Against	Abstentions
25,985,320	11,886	6,682

Resolution 10: Authorization of the Audit Committee to set the independent auditor’s remuneration

The Company’s shareholders authorized the Audit Committee to set the remuneration of PricewaterhouseCoopers LLP as the Company’s independent auditor.

Votes For	Votes Against	Abstentions
25,982,089	20,750	1,049

Resolution 11: Approval of the Company’s Long-Term Umbrella Incentive Plan, as amended and restated on June 8, 2022

The Luxfer Holdings PLC Long-Term Umbrella Incentive Plan, as amended and restated on June 8, 2022, was approved by the Company’s shareholders.

Votes For	Votes Against	Abstentions	Non Votes
23,104,026	1,341,237	12,297	1,546,328

Resolution 12: Approval of the Company’s Non-Executive Directors Equity Incentive Plan, as amended and restated on June 8, 2022

The Luxfer Holdings PLC Non-Executive Directors Equity Incentive Plan, as amended and restated on June 8, 2022, was approved by the Company’s shareholders.

Votes For	Votes Against	Abstentions	Non Votes
23,112,041	1,331,645	13,874	1,546,328

Resolution 13: Approval of the cancellation and extinguishment of all issued Deferred Shares and the repayment of an aggregate sum of £76,180.60 to holders of Deferred Shares (pro rata their holdings)

Subject to (i) the consent of the holders (the “Deferred Shareholders”) of the deferred shares of £0.0001 each in the capital of the Company (the “Deferred Shares”) being duly obtained in accordance with Article 7 of the Company’s Articles of Association and (ii) the confirmation of the court, the reduction of issued share capital of the Company by cancelling and extinguishing all issued Deferred Shares and the repayment of an aggregate sum of £76,180.60 to Deferred Shareholders (pro rata to their holdings of Deferred Shares), with the remaining amount being credited to the Company’s reserves, was approved by the Company’s shareholders.

Votes For	Votes Against	Abstentions
25,972,239	17,500	14,149

Resolution 14: Approval of amendment to the Company’s Articles of Association

Subject to Resolution 13 being duly passed as a special resolution and the capital reduction described therein taking effect, amendment of the Company’s Articles of Association by deleting Article 5.2 and the definition of “Deferred Shares” set forth in Article 2.1 was approved by the Company’s shareholders.

Votes For	Votes Against	Abstentions
25,985,088	12,524	6,276

Section 8 – Other Events

Item 8.01 Other Events.

The Company also held its initial Deferred Shareholders Meeting on Wednesday, June 8, 2022 in Manchester, England (the “Initial Meeting”). There were 761,835,318,444 Deferred Shares issued and outstanding at the close of business on April 14, 2022, the voting record date. The Initial Meeting was inquorate, as the Company’s Articles of Association required a quorum at the Initial Meeting of at least two persons entitled to vote and holding or representing by proxy not less than one third in nominal value of the Deferred Shares in issue. As this quorum was not achieved, the Initial Meeting was adjourned to Tuesday, June 21, 2022 at 3:00 p.m. BST (the “Adjourned Meeting”). The Adjourned Meeting will take place at the Company’s registered address, particularly the Luxfer MEL Technologies site, located at Lumns Lane, Manchester, M27 8LN, United Kingdom.

At the Adjourned Meeting, Deferred Shareholders will be asked again to pass a special resolution approving a capital reduction comprising the cancellation of all Deferred Shares in the capital of the Company and the repayment of £76,180.60 to Deferred Shareholders (pro rata to their holdings of Deferred Shares). The Board has proposed the cancellation of the Deferred Shares to tidy up the Company’s balance sheet and augment its reserves. Further information on this proposal is set out in the Notice of Deferred Shareholders Meeting (the “Notice”), which the Company distributed to Deferred Shareholders as of the voting record date and which is available at https://www.luxfer.com/investors/reports-and-presentations/annual-reports/. On June 9, 2022, the Company announced details relating to the Adjourned Meeting on its website at https://www.luxfer.com/press-and-media/.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Luxfer Holdings PLC Long-Term Umbrella Incentive Plan, as amended and restated on June 8, 2022 [incorporated by reference to Exhibit 4.2 of the Registrant’s Registration Statement on Form S-8 (File No. 333-265474), filed with the U.S. Securities and Exchange Commission on June 8, 2022].

10.2
Luxfer Holdings PLC Non-Executive Directors Equity Incentive Plan, as amended and restated on June 8, 2022 [incorporated by reference to Exhibit 4.3 of the Registrant’s Registration Statement on Form S-8 (File No. 333-265474), filed with the U.S. Securities and Exchange Commission on June 8, 2022].

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Luxfer Holdings PLC
(Registrant)
Date: June 14, 2022

By: /s/ Megan E. Glise
Megan E. Glise
General Counsel & Company Secretary
Authorized Signatory for and on behalf of
Luxfer Holdings PLC